[LOGO OF FIFTH
 THIRD FUNDS]     FIFTH THIRD FUNDS

                  FIFTH THIRD STRATEGIC        Class A Shares            (FFSAX)
                  INCOME FUND                  Class B Shares            (FFSBX)
                  SUMMARY PROSPECTUS           Class C Shares            (FRACX)
                                               Institutional Shares      (MXIIX)
                  Dated November 26, 2010

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BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND'S PROSPECTUS, WHICH CONTAINS
INFORMATION ABOUT THE FUND AND ITS RISKS. THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BOTH DATED NOVEMBER 26, 2010, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. FOR FREE PAPER OR ELECTRONIC COPIES OF THE FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND, GO ONLINE AT http://www.fifththirdfunds.com OR CALL 800.282.5706 OR ASK ANY FINANCIAL ADVISOR, BANK, OR BROKER-DEALER WHO OFFERS SHARES OF THE FUND.

INVESTMENT OBJECTIVE
High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Distribution Arrangements/Sales Charges for the Funds on page 109 of the Fund's Prospectus and, in the Fund's Statement of Additional Information, in Purchasing Shares of the Funds on page 64.

SHAREHOLDER FEES                                                                                                    INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                          CLASS A    CLASS B    CLASS C           SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)       5.00%(1)       None       None             None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a % of offering price)                       None   5.00%(2)   1.00%(3)             None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a % of offering price)                                                         None       None       None             None
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE                                                             INSTITUTIONAL
VALUE OF YOUR INVESTMENT)                                                        CLASS A     CLASS B    CLASS C            SHARES
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                    1.00%       1.00%      1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                                  0.25%       1.00%      0.75%              None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.40%       0.40%      0.65%             0.40%
---------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(4)                                                 0.09%       0.09%      0.09%             0.09%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(6)                                            1.74%       2.49%      2.49%             1.49%
---------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(5)                                         0.66%       0.66%      0.66%             0.66%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Expense Reimbursement                   1.08%       1.83%      1.83%             0.83%
---------------------------------------------------------------------------------------------------------------------------------

1. For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Front-End Sales Charges - Class A Shares" on page 127 of the Fund's Prospectus.
2. 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.
3. The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4. Acquired Fund Fees and Expenses are not expenses incurred by the Fund directly, but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investments in those investment companies. The impact of acquired fees and expenses are included in the total returns of the Fund. The actual indirect expense may vary depending on the particular underlying fund in which the Fund invests and the Fund's asset weighting to such underlying Funds.
5. Fifth Third Asset Management, Inc, the Fund's Adviser and Administrator, has contractually agreed to waive and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 37 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein. The Fund's Adviser has contractually agreed to limit the Fund's Total Annual Fund Operating Expenses to 0.99% for Class A shares, 1.74% for Class B shares, 1.74% for Class C shares and 0.74% for Institutional Shares.
6. The Fund has a contractual expense cap agreement that does not include indirect Acquired Fund Fees and Expenses. The Net Expenses presented include the indirect Acquired Fund Fees and Expenses. The Annual Fund Operating Expenses and Net Expenses shown above differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include Acquired Fund Fees and Expenses.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expense example assumes that the Adviser's agreement to waive fees and/or reimburse expenses expires on November 30, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
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
CLASS A SHARES                          $605      $895       $1,275     $2,341
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
    Assuming Redemption                 $686      $946       $1,403     $2,536
--------------------------------------------------------------------------------
    Assuming No Redemption              $186      $646       $1,203     $2,536
--------------------------------------------------------------------------------
CLASS C SHARES
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    Assuming Redemption                 $286      $646       $1,203     $2,722
--------------------------------------------------------------------------------
    Assuming No Redemption              $186      $646       $1,203     $2,722
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES                    $85       $338       $684       $1,661
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Debt securities in which the Fund may invest include, but are not limited to, U.S. government agency securities and variable or floating-rate instruments. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares.

The Fund will respond to and attempt to anticipate economic and market trends. The Adviser seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with cheap (e.g., attractive price to cash flow ratio) cash flows in each asset class. The Adviser may invest in debt securities of any maturity, and will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities during periods when it believes interest rates will decline. The Adviser seeks to maximize risk-adjusted returns through fundamental research, quantitative modeling, and capital structure analysis. In performing this research and analysis, the Adviser reviews companies based on such factors as sales, assets, earnings, markets, and management, and the Adviser searches for companies with favorable debt-to-equity ratios. The Fund seeks returns by investing across a larger universe than traditional investment grade fixed income funds, and the Adviser believes that a low correlation between various asset classes leads to stability of expected returns.

In selecting corporate debt securities for the Fund, the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income fund as long as the Fund's total portfolio maintains no more than 20% of its assets in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, and will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% of its assets invested in securities rated BB or lower. Such closed-end funds may invest in debt and equity securities of United States or foreign issuers.

The Fund may engage in securities lending.

The Adviser may consider selling one of the Fund's holdings when: deterioration in a company's strategic position, growth prospects, or financial reporting issues is detected; an individual security comprises too large a position in the portfolio; a company with declining financial fundamentals has risk volatility of more than one standard deviation in the Adviser's proprietary credit risk model; a company's valuations are no longer attractive; or a better opportunity arises.

---------------------------------------| 2 |------------------------------------

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

CLOSED-END INVESTMENT COMPANY RISK. Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount.
CONVERTIBLE SECURITIES RISK. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.
CREDIT RISK. The credit quality of the Fund's securities can change rapidly in certain market environments, particularly during volatile markets and the default of a single holding could cause significant deterioration in net asset value. The issuer of a debt security may not meet its obligation to make principal and/or interest payments when they are due. The credit quality of a debt security can change unexpectedly and dramatically, which can cause volatility in the price of the debt security. Lower rated debt securities face higher credit risk. Even though certain debt securities may be collateralized that collateral may be insufficient to satisfy payment obligations and therefore losses still may occur.
DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.
EQUITY SECURITIES RISK. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.
FIXED INCOME SECURITIES RISK. The risks of investing in debt securities include interest rate risk, which is the tendency of bond prices to fall when interest rates rise and credit risk, which is the risk of an issuer defaulting on its obligations of paying principal and interest. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.
FOREIGN INVESTMENT RISK. Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates. INTEREST RATE RISK. Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more volatile than debt securities with shorter durations or floating or adjustable interest rates. Generally, the value of debt securities will decrease when interest rates rise and increase when interest rates fall. When interest rates fall, a borrower may pay off debt sooner than expected (prepayment) and the Fund may be forced to reinvest this money at lower yields. When interest rates rise, prepayment may slow, extending the duration of the debt security and preventing the Fund from reinvesting this money at higher yields. Fluctuations in interest rates may lead to fluctuations in the Fund's yield or the values of the Fund's investments.
INVESTMENT DISCRETION RISK. There is no guarantee that the Adviser's principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund's investment objective, which could have an adverse impact on the Fund's performance.
MARKET AND REGULATORY RISK. Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.

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

NON-INVESTMENT GRADE SECURITIES RISK. High yield, or non-investment grade securities (also known as "junk bonds"), are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S & P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.
PRE-PAYMENT/CALL RISK. A bond issuer may decide to pay back the principal at an unexpected time and such an event may result in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss for the bond holder. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date. SECURITIES LENDING RISK. The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

PERFORMANCE
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

   [CHART OF CLASS A TOTAL RETURN PER CALENDAR YEAR]

CALENDAR                             TOTAL RETURN
  YEAR                                PERCENTAGES
--------                             ------------
  2000                                   16.01
  2001                                   12.65
  2002                                    7.45
  2003                                    9.83
  2004                                    6.70
  2005                                    1.59
  2006                                    8.00
  2007                                   -1.55
  2008                                  -20.90
  2009                                   36.56

                   [END CHART]

BEST QUARTER:                              Q2 2009    21.98%
WORST QUARTER:                             Q3 2008   -18.49%
YEAR TO DATE RETURN (1/1/10 TO 9/30/10):              11.65%

AVERAGE ANNUAL TOTAL RETURNS                                                 INCEPTION     PAST     PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2009)                                        DATE          YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (with 5.00% sales charge)                                     3/10/85
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    29.79%    1.82%      6.05%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions                                                    25.91%   -0.34%      3.86%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of Fund Shares                            19.02%    0.33%      3.91%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (with applicable Contingent Deferred Sales Charge)            3/10/85
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    30.42%    1.79%      5.92%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (with applicable Contingent Deferred Sales Charge)            3/10/85
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    35.46%    2.11%      5.87%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                         3/10/85
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    36.80%    3.12%      6.94%
------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX (reflects no deduction
    for fees, expenses or taxes)                                                            5.93%    4.97%      6.33%
------------------------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL INTERMEDIATE CREDIT BOND INDEX(R) (reflects no deduction
    for fees, expenses or taxes)                                                           15.93%    4.76%      6.39%
------------------------------------------------------------------------------------------------------------------------

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an

---------------------------------------| 4 |------------------------------------
investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

MANAGEMENT
INVESTMENT ADVISER
Fifth Third Asset Management, Inc. ("FTAM")

PORTFOLIO MANAGERS
Peter Kwiatkowski, CFA, FTAM Director of Growth and Income Strategies, Lead Portfolio Manager of the Fund since March 2009
David L. Withrow, CFA, FTAM Director of Taxable Fixed Income, Portfolio Manager of the Fund since November 2007

The Fifth Third Strategic Income Fund is managed by a team of investment professionals. Peter Kwiatkowski, CFA, is the Fund's lead portfolio manager and David Withrow, CFA, is a portfolio manager and together they are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Kwiatkowski and Withrow are assisted in managing the Fund by Mitch Stapley, CFA; Mirko Mikelic, John Cassady, CFA; Dan Popowics, CFA; and Jason Schwartz, CFA. Mr. Kwiatkowski has led the Fund since March 2009, and served the Fund since February 2005; Messrs. Withrow, Stapley and Mikelic have served the Fund since November 2007; Mr. Cassady has served the Fund since November 2009; Mr. Popowics has served the Fund since August 2009; and Mr. Schwartz has served the Fund since November 2010.

PURCHASES AND SALES OF FUND SHARES
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

TAX INFORMATION
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

FTF-SP-STRI1110

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